                                                                    Exhibit 99.1





                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

                           Florsheim Group Inc. et al
                     The Florsheim Shoe Store Company - West
                  The Florsheim Shoe Store Company - Northeast
                      Florsheim Occupational Footwear, Inc.
                              L.J. O'Neill Shoe Co.

                             Case Number 02 B 08209
                             (Jointly Administrated)

                            Monthly Operating Report
                               November 30, 2005

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


     CASE NAME:  FLORSHEIM GROUP INC.      CASE NO.  02 B 08209
                 --------------------                -----------


                            SUMMARY OF CASH ACCOUNTS



ENDING BALANCE IN:                           10/31/05         11/30/05
                                          -------------     -------------
Associated Bank                           $  218,778.60     $  192,975.62

BT Commercial Escrow                         144,008.24        144,008.24

Shaw Gussis Fishman Glantz Wolfman &
   Towbin LLC - Preference Account II        707,573.48        680,682.88
                                          -------------     -------------
TOTAL                                     $1,070,360.32     $1,017,666.74
                                          =============     =============

                      IN THE UNITED STATES BANKRUPTCY COURT
                     FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                        CASH RECEIPTS - NOVEMBER 30, 2005


DATE                                                             ASSOCIATED BANK
----                                                             ---------------

11/01/05                                                           $      -
11/02/05                                                                  -
11/03/05                                                                  -
11/04/05                                                                  -
11/05/05                                                                  -
11/06/05                                                                  -
11/07/05                                                             187.08 1)
11/08/05                                                                  -
11/09/05                                                                  -
11/10/05                                                                  -
11/11/05                                                                  -
11/12/05                                                                  -
11/13/05                                                                  -
11/14/05                                                                  -
11/15/05                                                                  -
11/16/05                                                                  -
11/17/05                                                                  -
11/18/05                                                                  -
11/19/05                                                                  -
11/20/05                                                                  -
11/21/05                                                                  -
11/22/05                                                                  -
11/23/05                                                                  -
11/24/05                                                                  -
11/25/05                                                                  -
11/26/05                                                                  -
11/27/05                                                                  -
11/28/05                                                                  -
11/29/05                                                                  -
11/30/05                                                                  -
                                                                   --------
TOTAL RECEIPTS                                                     $ 187.08
                                                                   ========

             NOTES:
             -----
             1) Marsh insurance settlement.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2005




                                                                 ASSOCIATED BANK
                                                                 ---------------

    DATE       CHECK NUMBER           PAYMENTS
    ----       ------------           --------
  11/04/05         1278         F. Terrence Blanchard              $ 1,515.82
  11/04/05         1279         Sonnenberg & Anderson                  252.27
  11/14/05         1280         Benjamin Alvendia                      150.00
  11/23/05         1281         City of Mesquite                     3,400.10
  11/23/05         1282         County of Broward                    8,002.60
  11/30/05         1283         Void                                        -
  11/30/05         1284         Contra Costa County Tax Coll           437.29
  11/30/05         1285         County of Dekalb                     2,782.82
  11/30/05         1286         County of Manatee                      219.79
  11/30/05         1287         County of Miami Dade                 3,162.54
  11/30/05         1288         County of Multnomah                    926.87
  11/30/05         1289         County of Palm beach                   570.49
  11/30/05         1290         County of San Bernadino                297.19
  11/30/05         1291         County of Santa Clara                2,399.68
  11/30/05         1292         County of Seminloe                     965.68
  11/30/05         1293         County of King                         906.92

                                                                   -----------
                                     Total                         $ 25,990.06
                                                                   ===========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC., CASE NUMBER 02 B 08209
                     CASH DISBURSEMENTS - NOVEMBER 30, 2005


                                                                             SHAW GUSSIS
                                                                        PREFERENCE ACCOUNT II
                                                                        ---------------------
    DATE        CHECK NUMBER      PAYMENTS
    ----        ------------      --------
  11/01/05          1200          US Trustee                                    $ 2,500.00
  11/01/05          1201          Iron Mountain Record Management                   274.03
  11/01/05          1202          Bowne of Chicago                                1,530.00
  11/08/05          1203          F. Terrence Blanchard                           1,575.00
  11/09/05          1204          Iron Mountain Record Management                   269.94
  11/28/05          1206          Leslie T. Welsh, Inc.                           1,355.77
  11/28/05          1207          Iron Mountain Record Management                   274.03
  11/28/05          1208          Shaw Gussis Fishman                            10,614.60
  11/28/05          1209          Kronish Lieb Weiner                             8,497.23

                                                                                -----------
                                                                                $ 26,890.60
                                                                                ===========


                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION
                  FLORSHEIM GROUP INC. / CASE NUMBER 02 B 08209
                               NOVEMBER 30, 2005

BT COMMERCIAL CORPORATION
LOAN ACCOUNT


                                                            POST-PETITION
                                                                 LOAN
    DATE               PAYMENTS           BORROWINGS            BALANCE
    ----               --------           ----------        --------------
OPENING BALANCE                                             $6,912,679.88
  11/01/05             $      -            $     -           6,912,679.88
  11/02/05                    -                  -           6,912,679.88
  11/03/05                    -                  -           6,912,679.88
  11/04/05                    -                  -           6,912,679.88
  11/05/05                    -                  -           6,912,679.88
  11/06/05                    -                  -           6,912,679.88
  11/07/05                    -                  -           6,912,679.88
  11/08/05                    -                  -           6,912,679.88
  11/09/05                    -                  -           6,912,679.88
  11/10/05                    -                  -           6,912,679.88
  11/11/05                    -                  -           6,912,679.88
  11/12/05                    -                  -           6,912,679.88
  11/13/05                    -                  -           6,912,679.88
  11/14/05                    -                  -           6,912,679.88
  11/15/05                    -                  -           6,912,679.88
  11/16/05                    -                  -           6,912,679.88
  11/17/05                    -                  -           6,912,679.88
  11/18/05                    -                  -           6,912,679.88
  11/19/05                    -                  -           6,912,679.88
  11/20/05                    -                  -           6,912,679.88
  11/21/05                    -                  -           6,912,679.88
  11/22/05                    -                  -           6,912,679.88
  11/23/05                    -                  -           6,912,679.88
  11/24/05                    -                  -           6,912,679.88
  11/25/05                    -                  -           6,912,679.88
  11/26/05                    -                  -           6,912,679.88
  11/27/05                    -                  -           6,912,679.88
  11/28/05                    -                  -           6,912,679.88
  11/29/05                    -                  -           6,912,679.88
  11/30/05                    -                  -           6,912,679.88

                       --------            -------
Total                  $      -            $     -
                       ========            =======

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION

     CASE NAME:   FLORSHEIM GROUP INC.     CASE NO.   02 B 08209
                  --------------------                ----------

                     FOR THE MONTH ENDING NOVEMBER 30, 2005




STATEMENT OF ACCOUNTS RECEIVABLE
--------------------------------

Beginning of Month Balance
                                      $ 340,228
                                      ---------
Add: Sales on Account                         -
                                      ---------
Less: Collections                             -
                                      ---------
Adjustments                                   -
                                      ---------
End of the Month Balance              $ 340,228
                                      =========


0-30   31-60    61-90     OVER 90     END OF MONTH
DAYS   DAYS      DAYS       DAYS         TOTAL
----   -----    -----    ---------    ------------
$  -   $   -    $   -    $ 340,228     $ 340,228
====   =====    =====    =========     =========



STATEMENT OF ACCOUNTS PAYABLE ( POST PETITION)
----------------------------------------------


  0-30        31-60         61-90        OVER 90     END OF MONTH
  DAYS         DAYS          DAYS          DAYS         TOTAL
--------     -------       -------      ---------    ------------
$ 16,776     $ 2,906       $ 1,050      $ 286,749     $ 307,481
========     =======       =======      =========     =========

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION


   CASE NAME:  FLORSHEIM GROUP INC.     CASE NO.   02 B 08209
               --------------------                ----------


                                TAX QUESTIONNAIRE
                                -----------------

                        FOR MONTH ENDED NOVEMBER 30, 2005

Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

             1. Federal Income Taxes                  Yes (x)       No (  )
             2. FICA withholdings                     Yes (x)       No (  )
             3. Employee's withholdings               Yes (x)       No (  )
             4. Employer's FICA                       Yes (x)       No (  )
             5. Federal Unemployment Taxes            Yes (x)       No (  )
             6. State Income Taxes                    Yes (x)       No (  )
             7. State Employee withholdings           Yes (x)       No (  )
             8. All other state taxes                 Yes (x)       No (  )


If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



DECLARATION UNDER PENALTY OF PERJURY


I, F. Terrence Blanchard, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under the penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.




                                          /s/ F. Terrence Blanchard
                                          --------------------------------------
                                          For the Debtor In Possession (Trustee)


                                          Print or type name and capacity of
                                          person signing this Declaration:

                                          F. Terrence Blanchard
                                          --------------------------------------
                                          President and Chief Financial Officer
                                          Florsheim Group Inc.


DATED: December 12, 2005